SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                  --------------------------------------------

      Date of Report (date of earliest event reported):  September 19, 1994



                                      VIACOM INC.
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           (Exact name of registrant as specified in its charter)



     Delaware                        1-9553                    04-2949533
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(State or other                    (Commission                 (IRS Employer
 jurisdiction of                    File Number)           Identification No.)
 incorporation)


     200 Elm Street, Dedham, Massachusetts                     02026
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(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:   (617) 461-1600
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                               Page 1 of 8 Pages
                        Exhibit Index Appears on Page 4

Item 5.      Other Events
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          1.  On September 19, 1994, Viacom Inc. ("Viacom") and Blockbuster
Entertainment Corporation ("Blockbuster") announced that they had settled, subject to court approval, all pending Blockbuster shareholder litigation relating to the proposed merger of Blockbuster with and into Viacom (the "Blockbuster Viacom Merger").

          A copy of the joint press release by Viacom and Blockbuster, dated September 19, 1994, relating to the above-described settlement is attached hereto as Exhibit 99 (a) and is incorporated herein by reference.

          2. On September 20, 1994, Viacom announced that it had reached employment agreements with approximately 40 core senior members of the management team of Blockbuster that will go into effect upon completion of the Blockbuster Viacom Merger.

          A copy of the press release by Viacom, dated September 20, 1994, relating to the above described announcement is attached hereto as Exhibit 99
(b) and is incorporated herein by reference.


Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.
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        (c) The following exhibits are filed as part of this report on Form 8-K:

  Exhibit 99  (a)   Press release by Viacom Inc. and Blockbuster Entertainment
                      Corporation dated September 19, 1994.

              (b)    Press release by Viacom Inc. dated September 20, 1994.

















                                Page 2 of 8 Pages

                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      VIACOM INC.


Date:  September 21, 1994                    By:  /s/ Philippe P.Dauman
                                                 ----------------------
                                                    Philippe P. Dauman
                                                    Executive Vice President,
                                                      General Counsel and Chief
                                                      Administrative Officer




























                                 Page 3 of 8 Pages

                                  EXHIBIT INDEX

Exhibit No.                             Description                                        Page
- - ----------                              -----------                                        ----
Exhibit 99                  (a) Press Release by Viacom Inc. and Blockbuster
                                  Entertainment Corporation dated September 19, 1994        5

                            (b) Press Release by Viacom Inc. dated September 20, 1994       6

























                                   Page 4 of 8 Pages